GRAND PRIX FUNDS, INC.

 Supplement to the Statement of Additional Information dated February 26, 1999 as supplemented March 9 and 24,
1999.


Sales Charge Reductions

     The last sentence in the first paragraph under this heading on page 14 of the SAI should be deleted in its entirety. Accordingly, the paragraph should read as follows: "The Fund's sales charge will be reduced to 1% for sponsored arrangements with organizations that make recommendations to or permit group solicitations of the organization's employees, members or participants. The Fund may, at its discretion, name a single registered representative as servicing agent for the organization. In addition, if you are not eligible for a sales charge waiver, you may be able to combine multiple purchases of Fund shares to take advantage of the breakpoints in the sales charge schedule."

     This information supersedes the relevant information contained on page 14 of the SAI.




     The date of this Supplement is April 8, 1999.